Sandler O'Neill & Partners, L.P.
East Coast Financial Services Conference

National Penn Bancshares, Inc. (NPBC)

Building Long-Term Shareholder Value

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

November 15, 2012

Safe Harbor Regarding Forward Looking Statements

This presentation contains forward-looking information about National Penn Bancshares, Inc. ("National Penn") that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "could," "plan," "goal," "potential," "pro forma," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn's business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: regulatory requirements or other actions mandated by National Penn's regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), deterioration in the credit quality of loans, the effect of credit risk exposure, the geographic concentration of National Penn's operations, declines in the value of National Penn's assets and the effect of any resulting impairment charges, National Penn's ability to raise capital and maintain capital levels, increases in operating costs (including those mandated by National Penn's regulators), competition for personnel and from other financial institutions, variations in interest rates, interruptions or breaches of National Penn's security systems, the development and maintenance of National Penn's information technology, the ability of National Penn and its subsidiaries to pay dividends, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party . These risks and others are described in greater detail in National Penn's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as well as in National Penn's Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Non-GAAP Financial Measures

This presentation contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America ("GAAP"). National Penn's management uses these non-GAAP measures in its analysis of National Penn's performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

- *Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders' equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company's tangible capital trends.*
- *Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.*
- *Adjusted net income and return on assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and returns provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.*
- *Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.*

Management believes the use of non-GAAP measures will help readers compare National Penn's current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

Building Long-Term Shareholder Value

- Founded 1874, headquartered in eastern PA
- Total assets: **$8.44 billion**
- Branch offices: **120**
- FTE employees: **~1,700**
- Market cap*: **$1.31 billion**
- Average daily trading volume (52 week)*: **~700,000 shares**
- One month average share price*: **$8.85**
- Current dividend yield*: **4.57%**
  - **Consistent quarterly dividend increases**

Strength of the Franchise

*Source: Market data per SNL as of November 7, 2012.

Building Long-Term Shareholder Value

Concentrated Presence in Demographically Attractive Markets



Luzerne
5.57%
Monroe
1.42%
1.13%
Carbon
Centre
5.65%
16.77%
Northampton
Schuylkill
1.77%
Lehigh
9.44%
Corporate Headquarters Relocation – Allentown, PA, Spring 2014
Berks
22.32%
Bucks
6.50%
New Jersey
Montgomery
8.59%
Lancaster
4.92%
Chester
12.94%
1.79%
0.81%
Philadelphia
Delaware
Cecil
0.39%
Maryland

NPBC Market Median HH Income* ($000)	$59.5
Pennsylvania Median HH Income* ($000)	$49.4
Nationwide Median HH Income* ($000)	$50.2
NPBC Market Projected Income Growth*	18.7%
Pennsylvania Projected Income Growth*	17.7%
Nationwide Projected Income Growth*	14.6%

Sources: SNL / FDIC. Percent of national franchise data as of June 30, 2012. *Demographic data is the most recent published as of June 30, 2011.

NATIONAL PENN

Building Long-Term Shareholder Value

Market Disruption Opportunity

Rank	Parent Company	Deposits in Market	Market Share (%)
1	Wells Fargo & Co.	$ 29,903,310	19.98
2	Royal Bank of Scotland Group Plc	17,271,454	11.54
3	PNC Financial Services Group Inc.	15,710,560	10.50
4	Toronto-Dominion Bank	11,127,895	7.43
5	Bank of America Corp.	7,972,692	5.33
6	Banco Santander SA	6,816,630	4.55
7	**National Penn Bancshares Inc.**	**5,965,545**	**3.99**
8	Susquehanna Bancshares Inc.	5,653,075	3.78
9	Fulton Financial Corp.	4,915,611	3.28
10	M&T Bank Corp.	3,563,079	2.38
11	First Niagara Financial Group Inc.	2,866,763	1.92
12	Beneficial Mutual Bancorp Inc. (MHC)	2,338,814	1.56
13	Firstrust Savings Bank	1,809,732	1.21
14	Univest Corp. of Pennsylvania	1,748,833	1.17
15	Citigroup Inc.	1,717,346	1.15

Source: SNL Financial / FDIC – pro-forma data as of June 30, 2012. Total NPBC PA market area by county.

NATIONAL PENN

Building Long-Term Shareholder Value

Professionals Regionally Positioned for Growth



Network of 120 Branch Offices
WESTERN
D. Richards
Commercial: 7
Retail: 5
Wealth: 1
L. Cyr
Commercial: 23
Retail: 22
Wealth: 25
CENTRAL
P. Gray
Commercial: 25
Retail: 50
Wealth: 21
NORTHERN
New Jersey
B. Rush
Commercial: 12
Retail: 12
Wealth: 13
EASTERN
LANCASTER
T. Jordan
Commercial: 14
Retail: 1
Wealth: 2
SOUTHERN
S. Gamble
Commercial: 25
Retail: 36
Wealth: 7
Maryland

Employee counts as of 10.2.12.

NATIONAL PENN

Building Long-Term Shareholder Value

- Strong Capital Base
- Strong Asset Quality
- **Strong Risk Management Culture**

Balance Sheet Strength

Strength of the Franchise

NATIONAL PENN

Building Long-Term Shareholder Value
Substantial Capital Position



20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
Warburg Pincus Investment in NPBC
TARP Repayment and TARP Warrant Redemption
6.64%
8.26%
8.27%
11.12%
11.04%
14.67%
11.56%
15.07%
2009
2010
2011
Q3 2012
Tangible Common Equity / Tangible Assets Ratio
Tier 1 Common Ratio

NATIONAL PENN

Building Long-Term Shareholder Value
Capital – TCE/TA



Tangible Common Equity/Tangible Assets (TCE/TA)
12.00%
8.00%
4.00%
0.00%
11.56%
10.13%
9.65%
9.35%
9.05%
8.91%
8.26%
8.18%
7.57%
7.39%
6.84%
5.96%
5.87%
--- Peer Average = 8.10%
NPBC
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10*
Peer 11*
Peer 12

Peer data per SNL Financial as of most recent quarter available (peers shown with an asterisk (*) reflects data as of June 30, 2012; all other peer data is as of September 30, 2012).
Refer to the Appendix for peer listing.

NATIONAL PENN

Building Long-Term Shareholder Value
Exceptional Asset Quality - Classified & Net Charge-offs


($millions)
$501
$479
$370
$347
$302
$296
41% decline
Classified Loans
$500
$450
$400
$350
$300
$250
2009
2010
2011
Q1 2012
Q2 2012
Q3 2012


2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
1.46%
1.57%
0.74%
0.56%
0.53%
0.39%
Net Charge-Offs/Average Loans*
2009
2010
2011
Q1 2012
Q2 2012
Q3 2012

*Quarterly data annualized.

NATIONAL PENN

Building Long-Term Shareholder Value

Exceptional Asset Quality



Non-Performing Loans as a % of Total Loans
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
--- Peer Average = 1.98%
1.03%
1.11%
1.30%
1.38%
1.42%
1.45%
1.99%
2.00%
2.08%
2.33%
2.39%
2.79%
3.58%
Peer 1
NPBC
Peer 2*
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9*
Peer 10
Peer 11
Peer 12

NPLs include non-accrual loans plus renegotiated loans.

Peer data per SNL Financial as of most recent quarter available (peers shown with an asterisk (*) reflects data as of June 30, 2012; all other peer data is as of September 30, 2012).

Refer to the Appendix for peer listing.

NATIONAL PENN

Building Long-Term Shareholder Value

Exceptional Asset Quality



Reserves as a % of Non-Performing Loans
225%
150%
75%
0%
195%
118%
107%
104%
100%
99%
97%
84%
76%
69%
56%
56%
32%
--- Peer Average = 83%
NPBC
Peer 1
Peer 2
Peer 3
Peer 4*
Peer 5
Peer 6
Peer 7*
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12

NPLs include non-accrual loans plus renegotiated loans.

Peer data per SNL Financial as of most recent quarter available (peers shown with an asterisk (*) reflects data as of June 30, 2012; all other peer data is as of September 30, 2012).

Refer to the Appendix for peer listing.

NATIONAL PENN

Building Long-Term Shareholder Value

High-Quality Investment Portfolio

- $2.3 billion investment portfolio

- Mix of agency MBS/CMOs and municipals
    - 33% widely diversified municipals
    - 66% agency MBS and CMOs

- Strong Credit Quality
    - 97% investment grade
    - 68% agency-backed or AAA-rated

- 3 year duration

- 78% AFS / 22% HTM

- $107 MM unrealized gains on investment portfolio
    - Only 62 securities with unrealized loss, totaling $2.4 MM



Market Value Composition – 9/30/12
Equities, 0.2%
Corporate, 0.5%
Agencies, 0.3%
Municipals, 32.7%
CMO - non-agency, 0.5%
MBS/CMO - agency, 65.8%



Credit Ratings– 9/30/12
BBB, 2%
Non-rated, 3%
A, 5%
AA, 22%
AAA, 68%

NATIONAL PENN

Building Long-Term Shareholder Value

Delivering reliable results with a sense of urgency and accountability.

Solid and Consistent Financial Performance

Balance Sheet Strength

Strength of the Franchise

NATIONAL PENN

Building Long-Term Shareholder Value
Consistently Strong Return on Assets


YTD Adjusted Earnings Per Share*
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.20
$0.43
$0.49
9/30/2010
9/30/2011
9/30/2012


Adjusted ROA*
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.43%
1.03%
1.16%
FY 2010
FY 2011
YTD 2012

*Non-GAAP measures. Refer to Appendix for calculation of Adjusted EPS and ROA. YTD 2012 Adjusted ROA annualized.

NATIONAL PENN

Building Long-Term Shareholder Value
Return on Assets



1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
1.24%
1.22%
1.04%
1.03%
0.99%
0.97%
0.95%
0.91%
0.82%
0.77%
0.73%
0.66%
NM
--- 3Q12 Peer Average = 0.64%
NPBC
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12

Peer data per SNL Financial as of September 30, 2012. NM – not meaningful. Refer to the Appendix for peer listing.

Building Long-Term Shareholder Value
Net Interest Margin



Net Interest Margin (FTE)
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
3.18%
3.45%
3.52%
3.51%
FY 2009
FY 2010
FY 2011
YTD 2012
Net Interest Margin (FTE)

NATIONAL PENN

Building Long-Term Shareholder Value

Improving Loan Trends



($millions)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$6,025
$4,041
$1,984
$5,327
$3,485
$1,842
$5,188
$3,432
$1,756
$5,202
$3,472
$1,730
$5,211
$3,483
$1,728
$5,257
$3,523
$1,734
*YTD Commercial Loan Growth Rate 3.6%
YE 2009
YE 2010**
YE 2011
Q1 2012
Q2 2012
Q3 2012
Consumer
Commercial

*YTD commercial loan growth rate annualized.

**Christiana Bank & Trust divested on December 3, 2010.

NATIONAL PENN

Building Long-Term Shareholder Value

Disciplined Expense Management



($millions)
$250
$200
$150
$100
$50
60%
55%
50%
45%
40%
59.61%
58.78%
59.03%
57.36%
$212.2
$210.5
$211.4
$206.1
CAGR (0.98)%
FY 2009
FY 2010
FY 2011
**YTD 2012
Core Non-Interest Expense*
Efficiency Ratio

*Excludes expenses related to FDIC insurance, Christiana Bank & Trust from acquisition 2008 through 2010 divestiture, and non-recurring items. **YTD 2012 Core Non-Interest Expense annualized. Refer to Appendix for calculation of non-GAAP measures.

NATIONAL PENN

Building Long-Term Shareholder Value

Non-Interest Income


($millions)
Core Non-Interest Income*
$120
$100
$80
$60
$40
$20
$-
$8.5
$15.7
$18.9
$22.7
$40.0
$7.4
$14.3
$16.2
$22.7
$39.3
$4.9
$13.3
$15.9
$23.6
$37.0
$5.1
$9.7
$12.0
$18.4
$25.5
FY 2009
FY 2010
FY 2011
YTD 2012
Mortgage banking
Insurance
Banking - other
Wealth
Banking - deposits

*Excludes Christiana Bank & Trust from acquisition divestiture (2008 through 2010) and non-recurring items. Refer to Appendix for calculation of non-GAAP measures.

NATIONAL PENN

Building Long-Term Shareholder Value

- FHLB Debt Restructure
- NPBC Trust Preferred Redemption Consideration

Balance Sheet Management Opportunities

Solid and Consistent Financial Performance

Balance Sheet Strength

Strength of the Franchise

Net Interest Margin
Costs of Interest-Bearing Liabilities


9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
7.85% 7.85% 7.85% 7.85% 7.85% 7.85% 7.85% 7.85% 7.85%
5.74% 5.85% 5.71% 5.74% 5.72% 3.84% 3.07% 3.00% 2.98%
4.28% 4.28% 4.39% 4.39% 4.38% 4.48% 4.52% 4.51% 4.12%
1.11% 0.97% 0.90% 0.85% 0.77% 0.65% 0.59% 0.55% 0.52%
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Interest bearing deposits
Fixed rate retail Trups
Variable rate Trups
Borrowings - other

*"Borrowings – other" excludes customer repurchase agreements .

NATIONAL PENN

Strategic Restructuring - FHLB Borrowings

Borrowings Restructured (8.13.12):	$400 million
Weighted Average Maturity	5 years
Weighted Average Fixed-Rate	4.59%
New Borrowings:	$400 million
Maturity	September 2019
NPBC Call Option	Q1 and Q2 2013
Expected Annual NII Improvement	~$5 million
Expected NIM Improvement	~10 bps

NATIONAL PENN

Building Long-Term Shareholder Value

NPBC Trust Preferred Potential Redemption

Ticker: NPBCO – currently callable at par	
Par Value	$25.00
Issued	$65.2 million
Shares Outstanding	2.53 million
Preferred Dividend	7.85%
Estimated Impact of Potential Redemption:	
Net Interest Income	$5 million
Net Interest Margin	6-7 bps

NATIONAL PENN

Building Long-Term Shareholder Value

- Dividends
- Organic Growth
- M & A
- Share Repurchase

Capital Management Opportunities

Balance Sheet Management Opportunities

Solid and Consistent Financial Performance

Balance Sheet Strength

Strength of the Franchise

Building Long-Term Shareholder Value

Consistent Dividend Increases



Current NPBC Dividend Yield: **4.57%**
Peer Average: **3.07%**
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.01
$0.01
$0.03
$0.04
$0.05
$0.07
$0.09
$0.10
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Cash Dividend Per Common Share

Dividend information as of November 7, 2012. Peer data per SNL Financial. Refer to Appendix for peer listing.

NATIONAL PENN

Returning Capital to our Shareholders

NPBC Common Share Repurchases – 7.5 million authorized

Total NPBC Common Shares Repurchased 2Q12	2,157,502
Average NPBC Stock Price 2Q12	$8.86
Total NPBC Common Shares Repurchased 3Q12	300,070
Average NPBC Stock Price 3Q12	$9.22
Total NPBC Common Shares Repurchased 2Q & 3Q 2012	**2,457,572**
Total Cost of Shares Repurchased	**$21.2 Million**
Weighted Average Repurchase Price	**$8.61**
Tangible Book Value Per Share @ 3.31.12	$6.09
Tangible Book Value Per Share @ 9.30.12	$6.29

NATIONAL PENN

Perspectives on Excess Capital Position

Existing strategies represent a relatively small proportion of National Penn's capital excess.



($millions)
$700
$600
$500
$400
$300
$200
$100
$0
Tier 1 Leverage
Tier 1 Risk-Based
Total Risk-Based Capital
Capital in Excess of "Well Capitalized" + 250bp



($millions)
$700
$600
$500
$400
$300
$200
$100
$0
Capital Management Strategies
Remaining Share Repurchase
2012 Dividend Increases*

*Annualized

Building Long-Term Shareholder Value

Strategic M&A Considerations

- Relevant size
- Relative risk
- Operating leverage
- Franchise value

NATIONAL PENN

Building Long-Term Shareholder Value

Total Return

Capital Management Opportunities

Balance Sheet Management Opportunities

Solid and Consistent Financial Performance

Balance Sheet Strength

Strength of the Franchise

Building Long-Term Shareholder Value

NPBC Annualized Total Return



30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
13.4%
19.2%
24.7%
Three Years
Two Years
One Year

NPBC Ranking vs 12 Peer Banks	**3rd**	**1st**	**6th**

Market data as of October 17, 2012. Refer to Appendix for peer listing.
Source: SNL Financial.

NATIONAL PENN

Building Long-Term Shareholder Value

Executing on our Strategic Plan

- Utilize strength of balance sheet as competitive advantage
- Manage net interest margin in current low interest rate environment
- "Win" market share
- Maintain strong asset quality
- Re-risk appropriately
  - Patient and disciplined approach
- Enhance shareholder value

NATIONAL PENN

Building Long-Term Shareholder Value

Investment Considerations

- ✓ Transparency
- ✓ Level of accountability
- ✓ Sense of urgency, while maintaining a…
- ✓ Patient and disciplined approach
- ✓ "Option rich" position for the future

#4 - J.D. Power and Associates® U.S. Retail Banking Satisfaction Study[SM] for the Mid-Atlantic Region

Forbes | 2012 BEST BANKS IN AMERICA

Forbes – America's Best and Worst Banks, December 13, 2011.
J.D. Power and Associates® 2012 Retail Banking Satisfaction Study[SM], April, 2012.

Building Long-Term Shareholder Value


Balance Sheet Strength
Solid Asset Quality
NPBC:
a well-balanced risk / reward proposition
Strong Operating Performance
Dividend Yield > 4%
Capital Management Opportunities

NATIONAL PENN

APPENDIX

Reconciliation of Non-GAAP Measures

Adjusted earnings per share	YTD 9/30/2010	YTD 9/30/2011	YTD 9/30/2012
Net income (loss) availiable to common shareholders	**$ 0.05**	**$ 0.42**	**$ 0.49**
After tax gain on pension plan curtailment	(0.02)	-	-
After tax unrealized fair value market value loss (gain) on subordinated debentures	0.04	-	-
Accelerated accretion from redemption of preferred stock	-	0.01	-
BOLI tax expense	0.06	-	-
Goodwill impairment	0.07	-	-
Adjusted net income available to common shareholders	**$ 0.20**	**$ 0.43**	**$ 0.49**

($000s)

Adjusted return on assets (ROA)	FY 2010	FY 2011	YTD 2012
Reported net income available to common shareholders	**$ 13,316**	**$ 84,401**	**$ 73,766**
After tax gain on pension plan curtailment	(2,643)	-	-
After tax unrealized fair value market value loss (gain) on subordinated debentures	6,743	1,645	(608)
Corporate reorganization expense	-	1,430	-
Accelerated accretion from redemption of preferred stock	-	1,452	-
Tax expense from sale of Christiana	5,486	-	-
BOLI tax expense	8,081	-	-
Goodwill impairment	8,250	-	-
Adjusted net income available to common shareholders	**$ 39,233**	**$ 88,928**	**$ 73,158**
Adjusted annualized net income	$ 39,233	$ 88,928	$ 97,455
Divided by: average assets	$ 9,220,791	$8,603,252	$8,418,843
Adjusted ROA	**0.43%**	**1.03%**	**1.16%**

NATIONAL PENN

Reconciliation of Non-GAAP Measures

($millions)

Core non-interest income	FY 2009	FY 2010	FY 2011	YTD 2012
Banking - deposits	$ 40.0	$ 39.4	$ 37.0	$ 25.5
Banking - mortgages	8.5	7.4	4.9	5.1
Banking - other	18.9	16.1	15.9	12.0
Wealth	22.7	22.7	23.6	18.4
Insurance	15.7	14.3	13.3	9.7
Core non-interest income	**$ 105.9**	**$ 99.9**	**$ 94.7**	**$ 70.8**
Christiana Bank & Trust Company	6.5	5.8	-	-
Net gain (loss) from fair value changes on subordinated debentures	(4.4)	(10.4)	(2.5)	0.9
Gain on pension plan curtailment	-	4.1	-	-
Loss on debt extinguishment	-	-	(2.6)	-
Loss on sale of SNC loans	(6.0)	-	-	-
Gain on sale of wealth unit	1.2	-	-	-
Loss on sale of building	-	-	(1.0)	-
Securities gain (loss) / impairment / CDO loss	(104.6)	(1.2)	2.7	(0.3)
Non-interest income	**$ (1.5)**	**$ 98.2**	**$ 91.2**	**$ 71.5**

($millions)

Core non-interest expense	FY 2009	FY 2010	FY 2011	YTD 2012	Annualized YTD 9/30/12
Salaries, wages and employee benefits	$120.6	$119.0	$122.3	$94.2	$125.8
Net premises and equipment	31.2	29.5	28.9	21.4	28.6
Other operating expenses	60.4	62.0	60.2	38.7	51.7
Core non-interest expense	**$212.2**	**$210.5**	**$211.4**	**$154.3**	**$206.1**
Christiana Bank & Trust	29.9	16.0	-	-	-
Special (recovery) charge for fraud loss, net of expenses	(4.0)	-	-	-	-
Goodwill impairment	254.0	-	-	-	-
SERP accrual	2.0	-	-	-	-
Corporate reorganization expense	-	-	2.2	-	-
FDIC insurance	14.5	15.2	9.8	3.7	5.0
Non-interest expense	**$508.6**	**$241.7**	**$223.4**	**$158.0**	**$211.1**

NPBC Peer Group- 2009 Proxy Statement*

Peer	Ticker	Assets as of 9/30/12 ($billions)
Bancorp South, Inc.	BXS	$13.2
F.N.B Corporation	FNB	12.0
First Midwest Bancorp, Inc	FMBI	8.2
First Niagara Financial Group, Inc.	FNFG	35.9
FirstMerit Corporation	FMER	14.6
Fulton Financial Corporation	FULT	16.3
MB Financial, Inc.	MBFI	9.5
Old National Bancorp	ONB	9.4
Susquehanna Bancshares, Inc.	SUSQ	18.1
Trustmark Corporation	TRMK	9.9
Valley National Bancorp	VLY	15.8
Wintrust Financial Corp	WTFC	17.0

*Note: Wilmington Trust (WL) excluded from peer data beginning with data for 1Q 2011 due to acquisition by M&T. Whitney Holding Company (WTNY) excluded from peer data beginning with 2Q 2011 due to acquisition by Hancock Holding Co. (HBHC).

NATIONAL PENN

Investor Relations Information

- The following information can be found on our Investor Relations Web site at www.nationalpennbancshares.com
  - SEC Filings
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- Contact information
  - Michael J. Hughes, Chief Financial Officer
    610.369.6284 | michael.hughes@nationalpenn.com
  - Michelle H. Debkowski, Investor Relations Officer
    610.369.6461 | michelle.debkowski@nationalpenn.com

NATIONAL PENN

NATIONAL PENN

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